Arctic Oil & Gas Corp.
1785 E. Sahara Avenue, Suite 490 Las Vegas, NV 89104
Ph: 323- 356-7777    Fax: 323-938-0859 unoilgas@yahoo.com

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2007

Arctic Oil & Gas Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-51670	38-3707552
(State or other jurisdiction of incorporationor organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1319 S. Orange Grove Avenue, Los Angeles, California		90019
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 323-356-7777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 16, 2007, Arctic Oil & Gas Corp (formerly known as Bulldog Financial Inc.) entered into an Asset Purchase Agreement with United Oil and Gas Consortium Management Corp., a Nevada Corporation, Strategic Nine Corporation, also a Nevada Corporation and Sterling Oil and Gas (NZ), a New Zealand Corporation, pursuant to which  it acquired a thirty percent interest in certain oil and gas claims as set forth in the agreement.  These claims arise from a joint filing made, on May 9, 2006, by United, Strategic and Sterling with the United Nations General Assembly and the countries of Canada, Russia, United States of America, Norway and Denmark.  The filing claims, as a responsible oil and gas development agent of the “common heritage of mankind”, the sole and exclusive exploitation, development, marketing and extraction rights to the oil and gas resources of the sea floor and subsurface contained in the entire Arctic Ocean Common area beyond the exclusive economic zone of the Arctic Ocean’s surrounding countries (the “Arctic Claims”).

In consideration of Arctic acquiring a thirty percent interest in the Arctic Claims, Arctic agreed to issue 1,750,000 restricted Common shares to United in its own right and as agents for Strategic and Sterling, or their assignees.

United, Strategic and Sterling have, in turn assigned their interest in the 1,750,000 restricted Common shares to certain shareholders of United, Strategic and Sterling.

Following the completion of the transaction Arctic, had 29,912,000 Common shares issued and outstanding, 25,000,000 of which were owned by Scott McDowell.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 16, 2007, Arctic Oil & Gas Corp (formerly known as  Bulldog Financial Inc.) entered into an Asset Purchase Agreement with United Oil and Gas Consortium Management Corp., a Nevada Corporation, Strategic Nine Corporation, also a Nevada Corporation and Sterling Oil and Gas (NZ), a New Zealand Corporation, pursuant to which  it acquired a thirty percent interest in certain oil and gas claims as set forth in the agreement.

Item 5.01 Changes in Control of Registrant

On November 26, 2007, Scott McDowell tendered 23,750,000 Common shares to the treasury of Arctic for cancellation as registered direct holding.  By Agreement dated as of November 26, 2007, Arctic cancelled the shares.  Following the cancellation there were 6,862,000 shares outstanding.

On December 7, 2007, following a 20 for one forward split, the following sets forth the beneficial ownership of Common shares of Arctic by each shareholder holding more than five per cent of such shares and the shares held by each director and officer:

Shareholder	Shares Held	Percentage of Class

Scott McDowell	25,000,000	18.21%

Peter Sterling	2,000,000 directly and 5,000,000 through Sterling Oil & GasTrust	5.1%

Edward M. Lawson	50,000.036%

Item 5.02 Departure of Directors or Certain Officers, Election of Directors,Appointment of Certain Officers

On November 27, 2007, Scott McDowell resigned as president and secretary/treasurer of Arctic and appointed the following persons as officers:

President -                                             Peter Sterling

Secretary/Treasurer -                           Peter Sterling

Vice-President -                                    Edward M. Lawson

Immediately thereafter, McDowell, as the majority stockholder, appointed Peter Sterling and Edward M. Lawson as directors and then resigned as a director.

Peter Sterling

Mr. Sterling brings to United financial and operational management experience with technology, mining, oil and gas, as well as satellite and telecommunications companies. He has public company and technology-based senior management background.

Over the past twenty five years, Mr. Sterling has held CEO and principal stockholder positions with numerous public and private companies.  In the 1980's Mr. Sterling became principal shareholder and-or CEO of five Australian based publicly listed industrial and minerals exploration/development companies with over 20,000 shareholders.  Along with his private companies, companies on which Mr. Sterling has served as a director employed over 600 people on four continents.

These companies have built gold and diamond mines in remote South American jungle settings, discovered oil under the deserts of Western Australia and produced industrial minerals in the province of Victoria, Australia.

Public companies on which Mr. Sterling has served as a director include Zanex Ltd., Kaomin NL., Cue Group NL,  Great Eastern Mines Ltd., and Condor Minerals and Energy Ltd.

Mr. Sterling identified the Arctic Commons abyssal hydrocarbons prospectivity in early 2006 and arranged for the filing of the Arctic Claims (as described in Item 1.01 herein) with the United Nations.

The Honorable Edward M. Lawson

The Honorable Edward M. Lawson served in the Federal Parliament of Canada for thirty-four years as the longest serving Senator in British Columbia’s history. He sat as an Independent member of the Senate and retired from that position in September, 2004.

Senator Lawson had a parallel career for forty years as a Trade Union Representative with the International Brotherhood of Teamsters serving in a variety of capacities, starting as a Business Agent on Construction.  While serving as an International Vice President, representing working men and women in North America for over twenty years, he was also the Founding Director of the Canadian Conference of Teamsters for fourteen years.   In recognition of his service, Senator Lawson was awarded the James R. Hoffa Lifetime Achievement Award presented in 2003 at the 100th anniversary of the International Brotherhood of Teamsters in Washington, D.C.  He retired from the labor movement in January 1992.

Senator Lawson also holds positions as a director of a number of U.S.companies.  Most notably, he is Chairman and Senior Partner of Impact Capital Group, an international investment intermediary and hybrid financial advisory group providing services to domestic, international and multinational organizations including both private and publicly-traded companies.

Item 5.03 Amendments to Articles of Incorporation or Bylaws -

On November 27, 2007, the company changed its name from Bulldog Financial Inc. to Arctic Oil & Gas Corp.

On November 27, 2007 Arctic increased its authorized capital to 500,000,000 of par value $0.0001 per share.

Effective November 30, 2007, Arctic increased the number of issued Common shares, by exchanging each such share for 20 Common shares, each with a par value of $0.0001.

Item 9.01 Exhibits

3.1	Amendment to Articles of Incorporation dated November 27, 2007

10.1	Asset Purchase Agreement dated November 16, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arctic Oil and Gas Corp.

By: /s/Peter J. Sterling
Peter J. Sterling
President

Date: December 30th, 2007